UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2010

Item 1. Report to Stockholders.

Tortoise Power and Energy Infrastructure Fund, Inc.

TPZ LISTED NYSE

Yield

Growth

Quality

2010 2nd Quarter Report

May 31, 2010

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:
  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments
For Investors Seeking
  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure, illustrated in the box below:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

June 30, 2010

Dear Fellow Stockholders,

Power and energy infrastructure companies produced solid results in the second quarter of 2010. The improving economy and the need to expand and update the nation’s power transmission and pipeline networks have contributed to solid operating results for these companies and continued tightening of yield spreads in the market. We believe TPZ’s portfolio is positioned to produce stable returns and minimize volatility as its investments are focused in high quality companies with limited direct exposure to commodity prices.

Power and Energy Infrastructure Sector Review and Outlook

The TPZ Benchmark Index*, comprised of a blend of debt and equity securities issued by companies in the power and energy infrastructure sectors, achieved a total return of 3.2 percent for our quarter ended May 31, 2010 and 7.6 percent for the six months ended May 31, 2010. Performance was driven primarily by steady business fundamentals of the underlying holdings, an improving economy and a tightening of yield spreads as investor appetite for stable, quality investment returns continued.

Our outlook for energy and power companies remains positive. We expect energy consumption to increase at a steady rate in response to economic growth and believe industrial demand for electricity should improve with growth in manufacturing activity, while residential demand should be relatively steady. We believe growth in the power sector will derive from the need to modernize and expand our transmission network, in part to accommodate the drive for renewable energy, including wind. Long-haul pipeline MLPs should benefit from new pipeline and storage construction projects that will support transportation of Canadian crude oil into the United States as well as connect new areas of natural gas supply to existing demand centers. We believe the significant amounts of capital needed to fund these expansion projects throughout the power and energy sector will drive modest distribution growth.

Company Performance Review and Outlook

Our total return based on market value, including the reinvestment of distributions, was 6.1 percent for the quarter ended May 31, 2010 and 13.8 percent for six months ended May 31, 2010.

We maintained our monthly distribution rate of $0.125 per common share ($1.50 annualized) for payment during our third quarter and expect this rate to remain constant during the remainder of 2010. Our current distribution rate represents an annualized yield of 7.1 percent based on the closing price of $21.05 on May 28, 2010.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

We have maintained our investment focus on yield, growth and quality as a provider of long-term capital to the power and energy infrastructure sector. We believe this focus has produced, and will continue to produce, a portfolio with a compelling risk adjusted current yield relative to other asset classes and expect that our focus on fixed income securities and modest leverage within the portfolio should provide stable returns throughout various economic cycles. We plan to continue anchoring the portfolio with investment grade debt of interstate pipeline and regulated power companies in conjunction with a healthy allocation to long-haul pipeline MLP equities. As always, we will continue to strive to provide transparent investor information and welcome investor questions and comments.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

*TPZ Benchmark Index includes Merrill Lynch U.S. Corporates, Energy debt index “CIEN,” Merrill Lynch U.S. Corporates, Electric Utility Power debt index “CUEL” and the Tortoise MLP Total Return Index “TMLPT.”

2010 2nd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009		2010
	Q3(1)	Q4(2)	Q1(2)	Q2(2)
Total Income from Investments
Interest earned on corporate bonds	$164	$1,633	$1,900	$1,943
Distributions received from master limited partnerships	152	894	901	908
Dividends paid in stock	16	568	568	587
Interest and dividend income	25	4	—	—
Total from investments	357	3,099	3,369	3,438
Operating Expenses Before Leverage Costs
Advisory fees, net of expense reimbursement	91	314	356	375
Other operating expenses	51	162	123	120
	142	476	479	495
Distributable cash flow before leverage costs	215	2,623	2,890	2,943
Leverage costs(3)	—	187	317	325
Current foreign tax expense	—	—	—	1
Distributable Cash Flow(4)	$215	$2,436	$2,573	$2,617

Distributions paid on common stock	$—	$2,577	$2,591	$2,602
Distributions paid on common stock per share	—	0.375	0.375	0.375
Payout percentage for period(5)	—	105.8%	100.7%	99.4%
Net realized gain on investments and interest rate swaps	—	104	1,325	1,764
Total assets, end of period	135,519	173,997	188,170	183,009
Average total assets during period(6)	133,251	158,766	181,412	188,261
Leverage (long-term debt obligations and short-term borrowings)(7)	—	31,300	31,100	32,500
Leverage as a percent of total assets	—	18.0%	16.5%	17.8%
Net unrealized appreciation (depreciation), end of period	(463)	11,641	21,387	18,252
Net assets, end of period	130,278	141,789	152,231	149,567
Average net assets during period(8)	130,234	136,028	149,001	154,058
Net asset value per common share	19.00	20.55	21.96	21.55
Market value per common share	20.00	19.18	20.20	21.05
Shares outstanding	6,856,073	6,898,481	6,931,555	6,940,986

Selected Operating Ratios(9)
As a Percent of Average Total Assets
Total distributions received from investments	N/M	7.83%	7.53%	7.24%
Operating expenses before leverage costs	N/M	1.20%	1.07%	1.04%
Distributable cash flow before leverage costs	N/M	6.63%	6.46%	6.20%
As a Percent of Average Net Assets
Distributable cash flow(4)	N/M	7.18%	7.00%	6.74%

(1)	Represents the period from July 31, 2009 (commencement of operations) through August 31, 2009.
(2)	Q4 is the period from September through November. Q1 is the period from December through February. Q2 is the period from March through May.
(3)	Leverage costs include interest expense, other leverage expenses and interest rate swap expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	The balance on the short-term credit facility was $12,500,000 as of May 31, 2010.
(8)	Computed by averaging daily values within each period.
(9)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets. Ratios for Q3 are not meaningful due to partial reporting period.

2	Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with equities providing growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

The total market value of our investments ended the 2nd quarter 2010 slightly below their levels at February 28, 2010, while income we received from our investments during the quarter was in line with our expectations. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Unlike most RIC’s which pay distributions based upon income, we pay monthly distributions based upon our distributable cash flow (“DCF”). Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the table on page 2 and discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and amortization of premium or discount is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 2nd quarter 2010 was approximately $3.4 million, representing a 2 percent increase as compared to 1st quarter 2010. The majority of the increase from 1st quarter 2010 reflects income increases from our investments while a portion of the increase is from distributions received from approximately $1.5 million in additional portfolio securities purchased during 2nd quarter utilizing our bank credit facility.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.04 percent of average total assets for 2nd quarter 2010 as compared to 1.07 percent for the 1st quarter 2010. The decrease from 1st quarter 2010 reflects the economy of scale benefit of spreading relatively unchanged fixed expenses over increased average total assets. Advisory fees for 2nd quarter 2010 increased 5 percent from 1st quarter 2010 as a result of increased average managed assets. Average managed assets increased primarily as a result of increased investment values during the quarter and net purchases of $1.5 million in securities, although market values ended the 2nd quarter slightly below where they began the quarter.

2010 2nd Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for the first year, 0.10 percent of average monthly managed assets for the second year and 0.05 percent of average monthly managed assets for the third year following the closing of the initial public offering.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period, as our senior notes and revolving credit facility have variable rates of interest; and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our senior notes and revolving credit facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 10 of our Notes to Financial Statements, we have entered into $27 million notional amount of interest rate swap contracts with Wachovia Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wachovia Bank a fixed rate while receiving a floating rate based upon the 1-month or 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wachovia Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wachovia Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 2.13 percent and weighted average remaining maturity of approximately 3.3 years at May 31, 2010. We realized a loss of approximately $123,000 on interest rate swap settlements for the quarter ended May 31, 2010.

Total leverage costs for DCF purposes were approximately $325,000 for the 2nd quarter 2010, an increase of approximately 3 percent as compared to 1st quarter 2010 due primarily to increased utilization of our bank credit facility. This includes interest expense on our senior notes and bank credit facility and accrued swap settlement costs. The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 4.03 percent for 2nd quarter 2010.

Distributable Cash Flow

For 2nd quarter 2010, our DCF was approximately $2.62 million, an increase of 1.7 percent as compared to 1st quarter 2010. This increase is the net result of the increased distributions and expenses as outlined above.

On February 8, 2010, we declared monthly distributions for the 2010 2nd fiscal quarter of $0.125 per share. This is unchanged as compared to 1st quarter 2010.

Net investment income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2010 YTD and 2nd quarter 2010 (in thousands):

	2010 YTD	2nd Qtr 2010
Net Investment Income	$2,404	$1,107
Adjustments to reconcile to DCF:
Dividends paid in stock	1,155	587
Return of capital on distributions	1,764	982
Amortization of debt issuance costs	19	10
Interest rate swap expenses	(254)	(128)
Change in amortization methodology	102	59
DCF	$5,190	$2,617

Liquidity and Capital Resources

We had total assets of $183 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 2nd quarter 2010, total assets decreased from $188 million to $183 million, a decrease of $5 million. This change was primarily the result of net realized and unrealized loss on investments of $2.4 million, the net purchases of $1.5 million in portfolio securities during the quarter utilizing our bank credit facility and the settlement of pending securities purchased at the end of 1st quarter 2010 of approximately $4.5 million.

Total leverage outstanding at May 31, 2010 of $32.5 million is comprised of $20 million floating rate senior notes and $12.5 million outstanding on our bank credit facility. Through the utilization of our interest rate swaps, we have essentially fixed the rate on approximately 83 percent of our leverage with the remaining 17 percent floating based upon short-term LIBOR. Total leverage represented 17.8 percent of total assets. We have established a long-term leverage target ratio of 20 percent of total assets at time of incurrence. Temporary increases of up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest and the excess of any short-term capital gains over net long-term capital losses); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2009 were comprised of 57 percent ordinary income (none of which is qualified dividend income) and 43 percent return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

4	Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments May 31, 2010
(Unaudited)

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 71.0%(1)

Crude/Refined Products Pipelines — 2.1%(1)
Canada — 2.1%(1)
Gibson Energy ULC/GEP Midstream Finance Corp.,
10.000%, 01/15/2018(2)	$3,250,000	$3,176,875
Natural Gas/Natural Gas Liquids Pipelines — 16.8%(1)
Canada — 3.6%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	5,443,074
United States — 13.2%(1)
El Paso Corp.,
12.000%, 12/12/2013	4,000,000	4,620,000
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,316,740
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,745,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	2,020,000
Southern Union Co.,
7.600%, 02/01/2024	3,500,000	3,962,987
		25,107,801
Natural Gas Gathering/Processing — 6.6%(1)
United States — 6.6%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	5,105,668
Enogex LLC,
6.250%, 03/15/2020(2)	4,500,000	4,699,296
		9,804,964
Oil and Gas Exploration and Production — 5.8%(1)
United States — 5.8%(1)
Chesapeake Energy Corp.,
7.250%, 12/15/2018	2,000,000	2,020,000
Encore Acquisition Co.,
9.500%, 05/01/2016	1,500,000	1,590,000
Newfield Exploration Co.,
7.125%, 05/15/2018	1,000,000	987,500
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,000,000	974,761
Plains Exploration & Production Co.,
10.000%, 03/01/2016	3,000,000	3,112,500
		8,684,761
Oilfield Services — 2.2%(1)
United States — 2.2%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,285,000
Power/Utility — 35.5%(1)
United States — 35.5%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	4,000,000	4,428,324
CMS Energy Corp.,
8.750%, 06/15/2019	4,185,000	4,566,994
Dominion Resources, Inc.,
8.375%, 06/15/2064	183,000	5,096,550
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	941,535
Illinois Power Co.,
9.750%, 11/15/2018	2,000,000	2,575,606
Integrys Energy Group, Inc.,
6.110%, 12/01/2066	3,750,000	3,375,000
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	2,000,000	2,035,000
NiSource Finance Corp.,
10.750%, 03/15/2016	3,500,000	4,488,998
North American Energy Alliance LLC,
10.875%, 06/01/2016(2)	2,800,000	2,863,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	5,805,000
PPL Capital Funding, Inc.,
6.700%, 03/30/2067	6,000,000	5,250,000
Sierra Pacific Resources,
6.750%, 08/15/2017	3,000,000	3,018,423
Source Gas, LLC,
5.900%, 04/01/2017(2)	5,770,000	5,532,986
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,139,500
		53,116,916
Refining — 2.0%(1)
United States — 2.0%(1)
Holly Corp.,
9.875%, 06/15/2017(2)	3,000,000	3,030,000
Total Corporate Bonds (Cost $103,256,973)		106,206,317

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report	5

Schedule of Investments (Continued) May 31, 2010
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 49.6%(1)

Crude/Refined Products Pipelines — 24.7%(1)
United States — 24.7%(1)
Buckeye Partners, L.P.	25,300	$1,434,510
Enbridge Energy Management, L.L.C.(3)	284,147	13,769,772
Holly Energy Partners, L.P.	27,549	1,107,745
Kinder Morgan Management, LLC(3)(4)	275,777	15,275,275
Magellan Midstream Partners, L.P.	19,400	849,332
NuStar Energy L.P.	32,600	1,799,194
Plains All American Pipeline, L.P.	16,500	949,740
Sunoco Logistics Partners L.P.	26,481	1,742,450
		36,928,018
Natural Gas/Natural Gas Liquids Pipelines — 13.6%(1)
United States — 13.6%(1)
Boardwalk Pipeline Partners, LP	120,000	3,342,000
Duncan Energy Partners L.P.	208,800	5,290,992
Energy Transfer Equity, L.P.	27,809	855,127
Energy Transfer Partners, L.P.	107,700	4,749,570
Enterprise Products Partners L.P.	33,600	1,128,960
Niska Gas Storage Partners LLC	6,866	129,424
ONEOK Partners, L.P.	66,600	3,990,006
Williams Partners, L.P.	6,000	223,620
Williams Pipeline Partners L.P.	23,645	661,114
		20,370,813
Natural Gas Gathering/Processing — 6.5%(1)
United States — 6.5%(1)
Copano Energy, L.L.C.	93,200	2,286,196
DCP Midstream Partners, LP	85,200	2,547,480
MarkWest Energy Partners, L.P.	56,700	1,659,609
Regency Energy Partners, L.P.	10,600	243,800
Targa Resources Partners L.P.	132,417	2,999,245
		9,736,330
Propane Distribution — 4.8%(1)
United States — 4.8%(1)
Inergy, L.P.	197,500	7,214,675
Total Master Limited Partnerships
and Related Companies (Cost $58,515,390)		74,249,836
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.08%(5) (Cost $58,726)	58,726	58,726
Total Investments — 120.7%(1)
(Cost $161,831,089)		180,514,879
Long-Term Debt Obligations — (13.4%)(1)		(20,000,000)
Interest Rate Swap Contracts — (0.3%)(1)
$27,000,000 notional — Unrealized Depreciation(6)		(432,055)
Other Assets and Liabilities — (7.0%)(1)		(10,516,108)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$149,566,716

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $34,779,565, which represents 23.3% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5)	Rate indicated is the current yield as of May 31, 2010.
(6)	See Note 10 of the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6	Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities May 31, 2010
(Unaudited)

Assets
Investments at fair value (cost $161,831,089)	$180,514,879
Receivable for Adviser expense reimbursement	46,799
Interest and dividend receivable	2,230,201
Prepaid expenses and other assets	217,029
Total assets	183,008,908
Liabilities
Payable to Adviser	296,393
Accrued expenses and other liabilities	213,162
Unrealized depreciation of interest rate swap contracts	432,055
Current foreign tax liability	582
Short-term borrowings	12,500,000
Long-term debt obligations	20,000,000
Total liabilities	33,442,192
Net assets applicable to common stockholders	$149,566,716
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,940,986 shares issued
and outstanding (100,000,000 shares authorized)	$6,941
Additional paid-in capital	130,865,582
Undistributed net investment income	—
Undistributed net realized gain	442,397
Net unrealized appreciation of investments and
interest rate swap contracts	18,251,796
Net assets applicable to common stockholders	$149,566,716
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$21.55

Statement of Operations Period from December 1, 2009 through May 31, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$1,809,407
Less return of capital on distributions	(1,763,608)
Net distributions from master limited partnerships	45,799
Interest from corporate bonds	3,739,844
Dividends from money market mutual funds	56
Total Investment Income	3,785,699
Operating Expenses
Advisory fees	867,609
Professional fees	91,675
Administrator fees	37,036
Directors’ fees	32,271
Reports to stockholders	30,451
Fund accounting fees	11,967
Registration fees	10,415
Franchise fees	9,972
Stock transfer agent fees	6,102
Custodian fees and expenses	2,528
Other operating expenses	10,662
Total Operating Expenses	1,110,688
Interest expense	357,492
Amortization of debt issuance costs	18,876
Other leverage expenses	30,665
Total Leverage Expenses	407,033
Total Expenses	1,517,721
Less expense reimbursement by Adviser	(136,991)
Net Expenses	1,380,730
Net Investment Income, before Income Taxes	2,404,969
Current foreign tax expense	(582)
Net Investment Income	2,404,387
Realized and Unrealized Gain (Loss) on
Investments and Interest Rate Swaps
Net realized gain on investments	3,342,778
Net realized loss on interest rate swap settlements	(253,777)
Net realized gain on investments and interest rate swaps	3,089,001
Net unrealized appreciation of investments	6,644,349
Net unrealized depreciation of interest rate swap contracts	(33,944)
Net unrealized appreciation of investments and
interest rate swap contracts	6,610,405
Net Realized and Unrealized Gain on Investments and
Interest Rate Swaps	9,699,406
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$12,103,793

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report	7

Statement of Changes in Net Assets

	Period from	Period from
	December 1, 2009	July 31, 2009(1)
	through	through
	May 31, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment income	$2,404,387	$1,156,440
Net realized gain on investments and interest rate swaps	3,089,001	103,903
Net unrealized appreciation of investments and interest rate swap contracts	6,610,405	11,641,391
Net increase in net assets applicable to common stockholders resulting from operations	12,103,793	12,901,734
Distributions to Common Stockholders
Net investment income	(2,546,251)	(1,082,394)
Net realized gain	(2,646,604)	—
Return of capital	—	(1,494,360)
Total distributions to common stockholders	(5,192,855)	(2,576,754)
Capital Stock Transactions
Proceeds from initial public offering of 6,850,000 common shares	—	137,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(6,439,000)
Issuance of 42,505 and 42,408 common shares from reinvestment of distributions to stockholders, respectively	866,404	794,479
Net increase in net assets applicable to common stockholders from capital stock transactions	866,404	131,355,479
Total increase in net assets applicable to common stockholders	7,777,342	141,680,459
Net Assets
Beginning of period	141,789,374	108,915
End of period	$149,566,716	$141,789,374
Undistributed net investment income, end of period	$—	$141,864

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

8	Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Period from December 1, 2009 through May 31, 2010
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,809,407
Interest and dividend income received	3,524,451
Purchases of long-term investments	(32,366,043)
Proceeds from sales of long-term investments	31,730,469
Purchases of short-term investments, net	(25,835)
Payments on interest rate swaps, net	(253,777)
Interest received on securities sold, net	77,297
Interest expense paid	(359,529)
Operating expenses paid	(962,025)
Net cash provided by operating activities	3,174,415
Cash Flows From Financing Activities
Advances from revolving line of credit	18,700,000
Repayments on revolving line of credit	(17,500,000)
Debt issuance costs	(47,943)
Distributions paid to common stockholders	(4,326,472)
Net cash used in financing activities	(3,174,415)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$12,103,793
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(32,366,043)
Return of capital on distributions received	1,763,608
Proceeds from sales of long-term investments	31,730,469
Purchases of short-term investments, net	(25,835)
Net unrealized appreciation of investments and
interest rate swap contracts	(6,610,405)
Net realized gain on investments	(3,342,778)
Amortization of market premium, net	195,421
Amortization of debt issuance costs	18,876
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(333,574)
Increase in prepaid expenses and other assets	(529)
Increase in current foreign tax liability	582
Increase in payable to Adviser, net of
expense reimbursement	24,435
Increase in accrued expenses and other liabilities	16,395
Total adjustments	(8,929,378)
Net cash provided by operating activities	$3,174,415
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$866,404

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report	9

Financial Highlights

	Period from	Period from
	December 1, 2009	July 31, 2009(1)
	through	through
	May 31, 2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.55	$—
Public offering price	—	20.00
Underwriting discounts and offering costs on issuance of common stock	—	(0.94)
Income from Investment Operations:
Net investment income(3)	0.35	0.17
Net realized and unrealized appreciation of investments and interest rate swap contracts(3)	1.40	1.70
Total increase from investment operations	1.75	1.87
Less Distributions to Common Stockholders:
Net investment income	(0.37)	(0.16)
Net realized gain	(0.38)	—
Return of capital	—	(0.22)
Total distributions to common stockholders	(0.75)	(0.38)
Net Asset Value, end of period	$21.55	$20.55
Per common share market value, end of period	$21.05	$19.18
Total Investment Return Based on Market Value(4)	13.79%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	8.72%	4.82%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$149,567	$141,789
Ratio of expenses (including current foreign tax expense) to average net assets before waiver(6)(7)	2.01%	1.96%
Ratio of expenses (including current foreign tax expense) to average net assets after waiver(6)(7)	1.83%	1.79%
Ratio of expenses (excluding current foreign tax expense) to average net assets before waiver(6)(8)	2.01%	1.96%
Ratio of expenses (excluding current foreign tax expense) to average net assets after waiver(6)(8)	1.83%	1.79%
Ratio of net investment income (including current foreign tax expense) to average net assets before waiver(6)(7)	3.00%	2.38%
Ratio of net investment income (including current foreign tax expense) to average net assets after waiver(6)(7)	3.18%	2.55%
Ratio of net investment income (excluding current foreign tax expense) to average net assets before waiver(6)(8)	3.00%	2.38%
Ratio of net investment income (excluding current foreign tax expense) to average net assets after waiver(6)(8)	3.18%	2.55%
Portfolio turnover rate(6)	35.15%	2.97%
Short-term borrowings, end of period (000’s)	$12,500	$11,300
Long-term debt obligations, end of period (000’s)	$20,000	$20,000
Per common share amount of long-term debt obligations outstanding, end of period	$2.88	$2.90
Per common share amount of net assets, excluding long-term debt obligations, end of period	$24.43	$23.45
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(9)	$5,602	$5,530
Asset coverage ratio of long-term debt obligations and short-term borrowings(9)	560%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $582 and $0 for the period from December 1, 2009 through May 31, 2010 and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense.
(8)	The ratio excludes the impact of current foreign taxes.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial STATEMENTS (Unaudited) May 31, 2010

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from July 31, 2009 (commencement of operations) through November 30, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 14 percent of total distributions as investment income and approximately 86 percent as return of capital.

Subsequent to November 30, 2009, the Company reallocated the amount of investment income and return of capital it recognized for the period from July 31, 2009 through November 30, 2009 based on the 2009 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $137,900 or $0.020 per share and an increase in unrealized appreciation of investments of approximately $137,900 or $0.020 per share for the period from December 1, 2009 through May 31, 2010.

Subsequent to the period ended February 28, 2010, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2010 estimates. This reclassification amounted to a decrease in net investment income of approximately $54,600 or $0.008 per share; an increase in unrealized appreciation of investments of approximately $74,500 or $0.011 per share and a decrease in realized gains of approximately $19,900 or $0.003 per share.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The

2010 2nd Quarter Report	11

Notes to Financial STATEMENTS (Unaudited) (Continued)

amount of any distributions will be determined by the Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2009, the Company’s distributions to common stockholders for tax purposes were comprised of 58 percent return of capital and 42 percent ordinary income. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2010.

E. Federal Income Taxation

The Company intends to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in equity securities of companies that derive more than 50 percent of their revenue from power or energy operations. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate

12	Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial STATEMENTS (Unaudited) (Continued)

liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through July 31, 2010, a fee waiver of 0.10 percent of average monthly Managed Assets for the period from August 1, 2010 through July 31, 2011, and a fee waiver of 0.05 percent of average monthly Managed Assets for the period from August 1, 2011 through July 31, 2012.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent on the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid in capital.

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$11,818,538
Other temporary differences	(35,283)
Accumulated earnings	$11,783,255

As of May 31, 2010, the aggregate cost of securities for federal income tax purposes was $160,074,792. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $20,440,087, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0 and the net unrealized appreciation was $20,440,087.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical investments

Level 2	—	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3	—	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2010. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31,2010	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$106,206,317	$5,096,550	$101,109,767	$—
Total Debt Securities	106,206,317	5,096,550	101,109,767	—
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	74,249,836	74,249,836	—	—
Total Equity Securities	74,249,836	74,249,836	—	—
Other:
Short-Term Investment(b)	58,726	58,726	—	—
Total Other	58,726	58,726	—	—
Total Assets	$180,514,879	$79,405,112	$101,109,767	$—
Liabilities
Interest Rate Swap Contracts	$432,055	$—	$432,055	$—
Total	$180,082,824	$79,405,112	$100,677,712	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2010.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

2010 2nd Quarter Report	13

Notes to Financial STATEMENTS (Unaudited) (Continued)

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

There were no transfers between Level 1 and Level 2 for the period from December 1, 2009 through May 31, 2010.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and percent of net assets which the securities comprise at May 31, 2010.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Company	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$4,000,000	08/27/09	$4,769,350	$5,105,668	3.4%
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,500,000	04/22/10	4,631,888	4,699,296	3.2
Gibson Energy ULC/GEP
Midstream Finance Corp.,		01/13/10-
10.000%, 01/15/2018	3,250,000	03/04/10	3,195,870	3,176,875	2.1
Holly Corp.,		10/21/09-
9.875%, 06/15/2017	3,000,000	01/07/10	3,120,000	3,030,000	2.0
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016	2,000,000	11/03/09	2,015,000	2,035,000	1.4
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,316,740	4.2
North American Energy Alliance, LLC,		09/24/09-
10.875%, 06/01/2016	2,800,000	10/08/09	2,895,000	2,863,000	1.9
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	5,532,986	3.7
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,020,000	1.4
			$34,197,199	$34,779,565	23.3%

8. Investment Transactions

For the period from December 1, 2009 through May 31, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $32,366,043 and $31,730,469 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding. The Series A Notes were issued on November 6, 2009 and have a maturity date of November 6, 2014. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

At May 31, 2010, fair value of the Series A Notes approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, notional/carrying amount, current rate as of May 31, 2010, and the weighted-average rate for the period from December 1, 2009 through May 31, 2010.

				Weighted-
	Maturity	Notional/Carrying	Current	Average
Series	Date	Amount	Rate	Rate
Series A	November 6, 2014	$20,000,000	2.22%	2.14%

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding senior notes or if the Company loses its credit rating on its senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the senior notes. Details of the interest rate swap contracts outstanding as of May 31, 2010, are as follows:

			Fixed Rate
			Paid by	Floating Rate	Asset
	Maturity	Notional	the	Received by	(Liability)
Counterparty	Date	Amount	Company	the Company	Derivatives
Wachovia Bank, N.A.	11/06/2011	$6,000,000	1.12%	1-month U.S. Dollar LIBOR	$(28,604)
Wachovia Bank, N.A.	11/06/2012	5,000,000	1.81%	3-month U.S. Dollar LIBOR	(57,779)
Wachovia Bank, N.A.	11/06/2012	1,000,000	1.73%	1-month U.S. Dollar LIBOR	(13,054)
Wachovia Bank, N.A.	11/06/2014	15,000,000	2.66%	3-month U.S. Dollar LIBOR	(332,618)
		$27,000,000			$(432,055)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

14	Tortoise Power and Energy Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.

The unrealized depreciation of interest rate swap contracts in the amount of $33,944 is included in the Statement of Operations for the period ended May 31, 2010. Cash settlements under the terms of the interest rate swap contracts in the amount of $253,777 are recorded as realized losses for the period ended May 31, 2010. The total notional amount of all open swap agreements at May 31, 2010 is indicative of the volume of this derivative type for the period ended May 31, 2010.

11. Credit Facility

The Company has a revolving loan commitment amount of $18,000,000 that matures on September 14, 2010. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances on the credit facility accrue interest at a variable annual interest rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2010 was approximately $11,600,000 and 2.25 percent, respectively. At May 31, 2010, the principal balance outstanding was $12,500,000 at an interest rate of 2.35 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2010, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,940,986 shares outstanding at May 31, 2010. Transactions in common stock for the period ended May 31, 2010, were as follows:

Shares at November 30, 2009	6,898,481
Shares issued through reinvestment of distributions	42,505
Shares at May 31, 2010	6,940,986

13. Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

On June 30, 2010, the Company paid a distribution in the amount of $0.125 per common share, for a total of $867,623. Of this total, the dividend reinvestment amounted to $190,962.

2010 2nd Quarter Report	15

Additional Information (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 21, 2010. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No.of Shares
John R. Graham
Affirmative	6,356,418
Withheld	135,438
TOTAL	6,491,856

No.of Shares
H. Kevin Birzer
Affirmative	6,359,339
Withheld	132,517
TOTAL	6,491,856

Conrad S. Ciccotello continued as a director and his term expires on the date of the 2011 annual meeting of stockholders, and Charles E. Heath continued as a director and his term expires on the date of the 2012 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (4 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	3
Against	0
Abstain	0
Broker Non-votes	0
TOTAL	3

Vote of Stockholders	No. of Shares
Affirmative	1,335,859
Against	236,269
Abstain	50,471
Broker Non-votes	4,869,257
TOTAL	6,491,856

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2010.

No. of Shares
Affirmative	6,416,533
Against	41,475
Abstain	33,848
TOTAL	6,491,856

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2010, the aggregate compensation paid by the Company to the independent directors was $32,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing (for the period ending June 30, 2010), it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certification Disclosure

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16	Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare, Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/10
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Power and Energy	TPZ	U.S. Power and Energy	Retirement Accounts	$187
Infrastructure Fund, Inc.	July 2009	Investment Grade Debt	Pension Plans
		and Dividend-Paying	Taxable Accounts
		Equity Securities

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,272
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$675
	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$171
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$81
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 5/31/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/09-12/31/09
Month #2	0	0	0	0
1/1/10-1/31/10
Month #3	0	0	0	0
2/1/10-2/28/10
Month #4	0	0	0	0
3/1/10-3/31/10
Month #5	0	0	0	0
4/1/10-4/30/10
Month #6	0	0	0	0
5/1/10-5/31/10
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date  July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date  July 29, 2010

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date  July 29, 2010